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                                                                    EXHIBIT 10.3

                             MEMORANDUM OF AGREEMENT

     Memorandum of Agreement, dated this 16th day of May, 2003, by and among Refco Group Ltd., LLC, a Delaware limited-liability company ("SUBLICENSEE"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc., a New York corporation ("S&P"), and PlusFunds Group, Inc., a Delaware corporation ("PLUSFUNDS").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain License Agreement, dated as of December 20, 2001 (the "LICENSE AGREEMENT"), by and between PlusFunds and S&P, S&P has granted to PlusFunds a license to use, among other things, the S&P Managed Futures Index, (the "INDEX"), the "SPhinX" trademark and certain other S&P marks (as described in such License Agreement) in connection with the issuance, distribution, marketing and/or promotion of investment vehicles, one example of which is SPhinX Managed Futures Fund SPC, which is described in EXHIBIT A attached hereto (the "FUND"); and

     WHEREAS, Sublicensee and PlusFunds wish to promote a registered public investment vehicle described in Exhibit B attached hereto (collectively, the "SUBLICENSEE FUNDS") that will invest substantially all of its assets in the Fund and use and refer to the S&P Marks (as defined in the License Agreement) in connection with the marketing and sale of the Sublicensee Funds;

     NOW, THEREFORE, in consideration of Sublicensee and PlusFunds promoting the Sublicensee Funds and other valuable consideration, S&P, PlusFunds and Sublicensee hereby agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms which are used herein without definition and which are defined in the License Agreement shall have the same meanings herein as in the License Agreement.

     2.   GRANT OF LICENSE.

          (a) Subject to the terms of this Memorandum of Agreement, PlusFunds hereby grants a royalty-free, non-exclusive sublicense to Sublicensee and its Affiliates to use the Index and the S&P Marks in connection with the distribution, marketing and/or promotion of the Sublicensee Fund. The foregoing sublicense shall continue, so long as the License Agreement is in full force and effect, subject to the requirements that (i) any Sublicensee Fund continues in existence and (ii) Sublicensee Fund continues to invest all or substantially all of its assets in the Fund or in the Fund's underlying Portfolio Fund Series, as defined in the Fund's Offering Documents. Sublicensee hereby acknowledges that it has been provided with a copy of the License Agreement (subject to the redaction of certain commercially sensitive terms), and Sublicensee and S&P each agree to be bound by the following provisions set forth in the License Agreement, to the extent that such provisions are applicable to PlusFunds' use of the Index

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and/or the S&P Marks (and expressly excluding any obligation to pay License Fees to S&P): Sections 1(a), 4 (subject to Section 2(e) of this Memorandum of Agreement), 6, 7(b) (provided that Sublicensee shall identify itself as sublicensee and PlusFunds as licensee on any Informational Material), 8, 9 (provided that Sublicensee shall identify itself as sublicensee and PlusFunds as licensee in the disclaimer required under Section 9(b), 10, 11 and 12 (excluding
Section 12(b)), and that the Sublicensee Fund shall comply with the description in EXHIBIT B hereto instead of the description of the Fund in the License Agreement as required under Section 9(d)), 11 and 12 thereof.

          (b) S&P hereby consents to the sublicenses granted by PlusFunds to Sublicensee pursuant to Section 2(a) above, and represents and warrants to Sublicensee that the license granted to PlusFunds under the License Agreement covers the Fund and the Sublicensee Fund. Sublicensee hereby acknowledges and agrees that this Memorandum of Agreement represents the only agreement that legitimately confers on Sublicensee any rights to use the intellectual property licensed hereunder in connection with the Sublicensee Fund or any other investment product of Sublicensee.

          (c) In the event that PlusFunds in the future ceases to be the investment manager of the Fund and a new investment manager is chosen to be PlusFunds' successor, the parties acknowledge that S&P's consent to an assignment of the License Agreement to such party shall be required and that the absence of such consent shall result in a termination of the License Agreement. S&P agrees not to unreasonably withhold or delay its consent to any such proposed assignment.

          (d) In the event that PlusFunds and S&P amend the License Agreement, such amendment shall have no effect on the rights or obligations of Sublicensee under this Memorandum of Agreement, unless and until PlusFunds, S&P and Sublicensee agree to amend this Memorandum of Agreement in accordance therewith. Sublicensee shall not unreasonably withhold or delay its agreement to any such amendment.

          (e) In the event that PlusFunds or S&P terminates the License Agreement for any reason, the party that terminates the License Agreement shall notify Sublicensee in writing of such termination, no later than the next business day after such party notifies the other party thereof. Effective upon any termination of the License Agreement for any reason, S&P hereby grants to Sublicensee a royalty-free, nonexclusive license to continue to use the Index and the S&P Marks until 90 days after Sublicensee receives notice of such termination, in order to modify or wind down the Sublicensee Funds.

     3. MISCELLANEOUS. This Memorandum of Agreement shall be governed and construed in accordance with the laws of the State of New York. This Memorandum of Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Memorandum of Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against enforcement is sought. This Memorandum of Agreement may not be modified, amended, supplemented or terminated except pursuant to a written instrument executed by Sublicensee,

                                       2
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and each of PlusFunds and S&P. No party hereto may assign any of its right and obligations hereunder without the consent of the other parties hereto, except that Sublicensee may assign any or all of its rights and obligations hereunder to any of its Affiliates.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Agreement as of the date first set forth above.

                         REFCO GROUP LTD., LLC


                         By:
                            ----------------------------------------------
                         Print Name:
                                    ---------------------------------------
                         Title:
                               --------------------------------------------

                         STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc.


                         By:
                            ----------------------------------------------
                         Print Name:
                                    ---------------------------------------
                         Title:
                               --------------------------------------------

                         PLUSFUNDS GROUP, INC.


                         By:
                            ----------------------------------------------
                         Print Name:
                                    ---------------------------------------
                         Title:
                               --------------------------------------------


                           ACKNOWLEDGEMENT AND CONSENT

     Each of the parties set forth below hereby acknowledges and consents to the terms of the foregoing Memorandum of Agreement. In addition, each such party hereby agrees that in the event PlusFunds at any time ceases to be its investment manager, each such party shall appoint another qualified investment manager to act as its successor investment manager, subject to S&P's consent to an assignment of the License Agreement by PlusFunds to such party.

                         SPHINX MANAGED FUTURES FUND SPC


                         By:
                            ----------------------------------------------
                         Print Name:
                                    ---------------------------------------
                         Title:
                               --------------------------------------------

                                       3
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                                    EXHIBIT A

                             Description of the Fund


     SPhinX Managed Futures Fund SPC (the "FUND") is a fund that is a private investment company organized under the laws of the Cayman Islands. The investment objective of the Fund is to track the price and yield performance of the managed accounts based on the identity and weightings of the managed accounts that are included from time to time in the Standard & Poor's(R) Managed Futures Index.

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                                    EXHIBIT B

                       Description of the Sublicensee Fund

     The "Sublicensee Fund" shall be a registered public commodity pool, which intends to replicate the Index through the purchase of shares of the Fund. The Sublicensee Fund shall be a Delaware limited partnership designed to seek investment returns that substantially track the Standard & Poor's(R) Managed Futures Index.